PROSPECTUS

April 30, 2002

Futurity II

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following mutual funds or a series thereof (the "Funds").
AIM Variable Insurance Funds	MFS/Sun Life Series Trust (continued)
AIM V.I. Capital Appreciation Fund	MFS/Sun Life High Yield Series
AIM V.I. Growth Fund	MFS/Sun Life Massachusetts Investors Growth Stock Series
AIM V.I. Core Equity Fund	MFS/Sun Life Massachusetts Investors Trust Series
AIM V.I. International Growth Fund	MFS/Sun Life New Discovery Series
AIM V.I. Premier Equity Fund	MFS/Sun Life Total Return Series
The Alger American Fund	MFS/Sun Life Utilities Series
Alger American Growth Portfolio*	Rydex Variable Trust
Alger American Income & Growth Portfolio*	Rydex VT Nova Fund
Alger American Small Capitalization Portfolio*	Rydex VT OTC Fund
Alliance Variable Products Series Fund, Inc.	OCC Accumulation Trust
Alliance VP Premier Growth Fund	OCC Equity Portfolio*
Alliance VP Technology Fund	OCC Managed Portfolio*
Alliance VP Growth and Income Fund	OCC Mid Cap Portfolio*
Alliance VP Worldwide Privatization Fund	OCC Small Cap Portfolio*
Alliance VP Quasar Fund	Sun Capital Advisers Trust
Goldman Sachs Variable Insurance Trust	SCSM Alger Growth Fund
VIT CORESM Large Cap Growth Fund*	SCSM Alger Income & Growth Fund
VIT CORESM U.S. Equity Fund	SCSM Alger Small Capitalization Fund
VIT CORESM Small Cap Equity Fund	SCSM Davis Financial Fund
VIT Internet Tollkeeper Fund*	SCSM Davis Venture Value Fund
VIT Capital Growth Fund	SCSM INVESCO Energy Fund
VIT Growth and Income Fund	SCSM INVESCO Health Sciences Fund
VIT International Equity Fund	SCSM INVESCO Technology Fund
INVESCO Variable Investment Funds, Inc.	SCSM INVESCO Telecommunications Fund
INVESCO VIF Dynamics Fund	SCSM Neuberger Berman Mid Cap Growth Fund
INVESCO VIF Small Company Growth Fund	SCSM Neuberger Berman Mid Cap Value Fund
J.P. Morgan Series Trust II	SCSM Value Equity Fund
JPMorgan International Opportunities Portfolio	SCSM Value Managed Fund
JPMorgan Small Company Portfolio	SCSM Value Mid Cap Fund
JPMorgan U.S. Disciplined Equity Portfolio	SCSM Value Small Cap Fund
Lord Abbett Series Fund, Inc.	SCSM Blue Chip Mid Cap Fund
Lord Abbett Series Fund Mid Cap Value	SCSM Investors Foundation Fund
Lord Abbett Series Fund Growth and Income	SCSM Select Equity Fund
Lord Abbett Series Fund International	Sun CapitalSM All Cap Fund
Fidelity Variable Insurance Products Funds	Sun Capital Investment Grade Bond Fund(R)
Fidelity VIP Contrafund(R) Portfolio	Sun Capital Money Market Fund(R)
Fidelity VIP Growth Portfolio	Sun Capital Real Estate Fund(R)
Fidelity VIP Overseas Portfolio	Credit Suisse Trust
MFS/Sun Life Series Trust	Credit Suisse Emerging Markets Portfolio
MFS/Sun Life Capital Appreciation Series	Credit Suisse Global Post-Venture Capital Portfolio
MFS/Sun Life Emerging Growth Series	Credit Suisse International Focus Portfolio
MFS/Sun Life Government Securities Series	Credit Suisse Small Cap Growth Portfolio

*     Not available for further investment beginning on May 1, 2002

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

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We have filed a Statement of Additional Information dated April 30, 2002 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 42 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

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The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

      Sun Life Assurance Company of Canada (U.S.)

      c/o Retirement Products and Services

      P.O. Box 9133

      Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

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SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity II Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments of at least $1,000 at any time during the Accumulation Phase. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Expense Summary

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $35. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

We deduct a mortality and expense risk charge of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

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In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, which range from 0.62% to 1.45% of the average daily net assets of the Fund, depending upon which Fund(s) you have selected.

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The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of a several Annuity Options. Subject to the Maximum Annuity Commencement Date, you can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. You decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value"). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5%per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Year (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it, we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

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If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)

     c/o Retirement Products and Services

     P. O. Box 9133

     Wellesley Hills, Massachusetts 02481

     Toll Free (888) 786-2435

EXPENSE SUMMARY

The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract when you allocate money to the Variable Account. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes.

SUMMARY OF CONTRACT EXPENSES
Transaction Expenses
Sales Load Imposed on Purchase Payments		$ 0
Deferred Sales Load (as a percentage of Purchase Payments withdrawn) (1)
Number of Account Years Purchase Payment in Account
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%
Transfer Fee (2)		$ 15
Annual Account Fee per Contract or Certificate (3)		$ 35
Variable Account Annual Expenses (as a percentage of average Variable Account assets)
Mortality and Expense Risk Charge		1.25%
Administrative Expense Charge		0.15%
Other Fees and Expenses of the Variable Account		0.00%
Total Variable Account Annual Expenses		1.40%

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(1)

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Account Years it may be withdrawn free of the withdrawal charge.

(2)

Currently, no fee is imposed on transfers; however, we reserve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

(3)

The annual Account Fee is equal to the lesser of $35 or 2% of your Contract Value in Account Years 1 through 5; thereafter, the Account Fee may be changed annually, but it will not exceed the lesser of $50 or 2% of your Contract Value.

UNDERLYING FUND ANNUAL EXPENSES1

(numbers in brackets represent expenses before fee waivers or expense reimbursements) 2

(as a percentage of Fund net assets)
	Management	Other Fund	12b-1 or	Total Annual
Fund	Fees	Expenses	Service Fees	Fund Expenses

AIM V.I. Capital Appreciation Fund	0.61%	0.24%		0.85%
AIM V.I. Growth Fund	0.62%	0.26%		0.88%
AIM V.I. Core Equity Fund (3)	0.61%	0.21%		0.82%
AIM V.I. International Growth Fund (3)	0.73%	0.32%		1.05%
AIM V.I. Premier Equity Fund (3)	0.60%	0.25%		0.85%
Alger American Growth Portfolio	0.75%	0.06%		0.81%
Alger American Income & Growth Portfolio	0.62%	0.10%		0.72%
Alger American Small Capitalization Portfolio	0.85%	0.07%		0.92%
Alliance VP Premier Growth Fund (4)	1.00%	0.04%	0.25%	1.29%
Alliance VP Technology Fund (4)	1.00%	0.08%	0.25%	1.33%
Alliance VP Growth and Income Fund (4)	0.63%	0.04%	0.25%	0.92%
Alliance VP Worldwide Privatization Fund (4)	0.46%	0.49%	0.25%	1.20% [1.93%]
Alliance VP Quasar Fund (4)	0.82%	0.13%	0.25%	1.20% [1.43%]
Goldman Sachs VIT CORESM Large Cap Growth Fund (5)	0.70%	0.20%		0.90% [1.39%]
Goldman Sachs VIT CORESM Small Cap Equity Fund (5)	0.75%	0.25%		1.00% [1.22%]
Goldman Sachs VIT CORESM U.S. Equity Fund (5)	0.70%	0.11%		0.81% [0.82%]
Goldman Sachs VIT Internet Tollkeeper Fund (5)	1.00%	0.25%		1.25% [3.47%]
Goldman Sachs VIT Capital Growth Fund (5)	0.75%	0.25%		1.00% [1.69%]
Goldman Sachs VIT Growth and Income Fund (5)	0.75%	0.25%		1.00% [1.17%]
Goldman Sachs VIT International Equity Fund (5)	1.00%	0.35%		1.35% [2.05%]
INVESCO VIF Dynamics Fund (6)	0.75%	0.33%		1.08%
INVESCO VIF Small Company Growth Fund (6)	0.75%	0.50%		1.25% [1.29%]
JPMorgan International Opportunities Portfolio(7)	0.60%	0.60%		1.20% [1.40%]
JPMorgan Small Company Portfolio (7)	0.60%	0.55%		1.15%
JPMorgan U.S. Disciplined Equity Portfolio (7)	0.35%	0.50%		0.85%
Lord Abbett Series Fund Mid Cap Value (8)	0.75%	0.10%	0.25%	1.10% [1.20%]
Lord Abbett Series Fund Growth and Income (8)	0.50%	0.22%	0.25%	0.97%
Lord Abbett Series Fund International (8)	1.00%	0.10%	0.25%	1.35% [6.15%]
Fidelity VIP Contrafund(R) Portfolio (9)	0.58%	0.11%	0.25%	0.94%
Fidelity VIP Growth Portfolio (9)	0.58%	0.10%	0.25%	0.93%
Fidelity VIP Overseas Portfolio (9)	0.73%	0.20%	0.25%	1.18%
MFS/Sun Life Capital Appreciation Series	0.73%	0.05%		0.78%
MFS/Sun Life Emerging Growth Series (10)	0.70%	0.06%		0.76%
MFS/Sun Life Government Securities Series	0.55%	0.07%		0.62%
MFS/Sun Life High Yield Series	0.75%	0.09%		0.84%
MFS/Sun Life Massachusetts Investors Growth Stock Series (10)	0.75%	0.07%		0.82%
MFS/Sun Life Massachusetts Investors Trust Series	0.55%	0.05%		0.60%
MFS/Sun Life New Discovery Series	0.90%	0.07%		0.97%
MFS/Sun Life Total Return Series	0.65%	0.05%		0.70%
MFS/Sun Life Utilities Series	0.71%	0.07%		0.78%
Rydex VT Nova Fund	0.75%	0.45%	0.25%	1.45%
Rydex VT OTC Fund	0.75%	0.45%	0.25%	1.45%
OCC Equity Portfolio (11)	0.80%	0.13%		0.93%
OCC Managed Portfolio (11)	0.78%	0.10%		0.88%
OCC Mid Cap Portfolio (11)	0.80%	0.20%		1.00% [1.15%]
OCC Small Cap Portfolio (11)	0.80%	0.10%		0.90%
SCSM Alger Growth Fund (12)	0.75%	0.15%		0.90% [5.00%]
SCSM Alger Income & Growth Fund (12)	0.62%	0.18%		0.80% [5.00%]
SCSM Alger Small Capitalization Fund (12)	0.85%	0.15%		1.00% [5.00%]
SCSM Davis Financial Fund (12)(13)	0.75%	0.15%		0.90% [2.72%]
SCSM Davis Venture Value Fund (12)(13)	0.75%	0.15%		0.90% [1.28%]
SCSM INVESCO Energy Fund (12)(14)	1.05%	0.20%		1.25% [5.24%]
SCSM INVESCO Health Sciences Fund (12)(14)	1.05%	0.20%		1.25% [3.89%]
SCSM INVESCO Technology Fund (12)(14)	1.05%	0.20%		1.25% [5.86%]
SCSM INVESCO Telecommunications Fund (12)(14)	1.05%	0.20%		1.25% [8.84%]
SCSM Neuberger Berman Mid Cap Growth Fund (12)(15)	0.95%	0.15%		1.10% [5.84%]
SCSM Neuberger Berman Mid Cap Value Fund (12)(15)	0.95%	0.15%		1.10% [7.47%]
SCSM Value Equity Fund (12)(16)	0.80%	0.10%		0.90% [3.97%]
SCSM Value Managed Fund (12)(16)	0.80%	0.10%		0.90% [4.68%]
SCSM Value Mid Cap Fund (12)(16)	0.80%	0.20%		1.00% [1.70%]
SCSM Value Small Cap Fund (12)(16)	0.80%	0.20%		1.00% [2.06%]
SCSM Blue Chip Mid Cap Fund (12)(17)	0.80%	0.20%		1.00% [1.26%]
SCSM Investors Foundation Fund (12)(17)	0.75%	0.15%		0.90% [3.34%]
SCSM Select Equity Fund (12)(17)	0.75%	0.15%		0.90% [1.50%]
Sun CapitalSM All Cap Fund (12)	0.70%	0.20%		0.90% [5.00%]
Sun Capital Investment Grade Bond Fund(R) (12)	0.60%	0.15%		0.75% [0.95%]
Sun Capital Money Market Fund(R) (12)	0.50%	0.15%		0.65% [0.74%]
Sun Capital Real Estate Fund(R) (12)	0.95%	0.30%		1.25% [1.68%]
Credit Suisse Emerging Markets Portfolio (18)	0.76%	0.64%		1.40% [1.89%]
Credit Suisse Global Post-Venture Capital Portfolio (18)	1.04%	0.36%		1.40% [1.61%]
Credit Suisse International Focus Portfolio (18)	1.00%	0.30%		1.30%
Credit Suisse Small Cap Growth Portfolio (18)	0.90%	0.22%		1.12%

(1)	The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.

(2)

All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2001, except that (a) the expense figures shown for SCSM Alger Growth Fund, SCSM Alger Growth & Income Fund, SCSM Alger Small Capitalization Fund, and Sun CapitalSM All Cap Fund are estimates for the year 2002 and (b) certain information relating to the Lord Abbett Series Fund has been restated to reflect the fees and expenses that will be applicable during 2002 as described in note (8) below. No actual expense figures are shown for the Funds listed in (a) because each of them commenced operations in either April or May of 2002, and, therefore, has less than 10 months of investment experience.

(3)

Effective May 1, 2002, the following Funds' names will change from AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund, and AIM V.I. Value Fund to AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, and AIM V.I. Premier Equity Fund, respectively

(4)	For the year ended December 31, 2001, the investment advisor voluntarily agreed to waive fund expenses to the extent such expenses exceed the "Total Fund Annual Expenses" shown in the table.

(5)

The investment advisers to the following Goldman Sachs VIT Funds have voluntarily agreed to reduce or limit certain "Other Fund Expenses (excluding management fees, taxes, interest, and brokerage fees, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed a certain percentage per annum of such Funds' average daily net assets:

Goldman Sachs VIT CORESM Large Capital Growth Fund	0.20%
Goldman Sachs VIT CORESM Small Cap Equity Fund	0.25%
Goldman Sachs VIT CORESM U.S. Equity Fund	0.20%
Goldman Sachs VIT Internet Tollkeeper	0.25%
Goldman Sachs VIT Capital Growth	0.25%
Goldman Sachs VIT Growth and Income Fund	0.25%
Goldman Sachs VIT International Equity Fund	0.35%

Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.

(6)

The INVESCO VIF Dynamics and INVESCO VIF Small Company Growth Funds' actual "Other Fund Expenses" and "Total Annual Fund Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(7)	Through fiscal year 2002, an affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets:

JPMorgan U.S. Disciplined Equity Portfolio	0.85%
JPMorgan International Opportunities Portfolio	1.20%
JPMorgan Small Company Portfolio	1.15%

(8)

The information in the fee table relating to the Mid Cap Value and International Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year ended December 31, 2001, Lord, Abbett & Co. voluntarily waived a portion of its management fees for the Mid Cap Value and International Portfolios and subsidized a portion of the Portfolios' expenses to the extent necessary to maintain the "Other Fund Expenses" and "12b-1or Services Fees" of each Portfolio at an aggregate of 0.35% of its average daily net assets. For the year 2002, Lord, Abbett & Co. does not intend to waive it management fees for the Mid Cap Value and International Portfolios but has contractually agreed to continue to reimburse a portion of the Portfolios' expenses to the extent necessary to maintain its "Other Fund Expenses" and "12b-1 or Service Fees" of each Portfolio at an aggregate of 0.35% of its average daily net assets.

(9)

The expenses shown are those of the Portfolios' Service Class 2. Actual annual operating expenses of the Fidelity Funds were lower than those shown in the table because a portion of the brokerage commissions that each Fund paid was used to reduce the Fund's expenses, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Fidelity may terminate these offsets at any time.

(10)

The MFS/SUN Life Series Trust has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Expenses" would have been lower for certain series:

MFS/Sun Life Emerging Growth Series	0.75%
MFS/Sun Life Massachusetts Investors Growth Stock Series	0.81%

(11)

The management fee for the OCC Equity Portfolio, the OCC Managed Portfolio, the OCC Mid Cap Portfolio, and the OCC Small Cap Portfolio decreases to 0.75% as the average daily net assets of each Portfolio exceed $400 million, and decreases to 0.70% as the average daily net assets of each Portfolio exceed $800 million on an annual basis. Total Portfolio expenses for the OCC Equity, Managed, Mid Cap and Small Cap Portfolios are limited by the investment manager so that their respective annualized operating expenses (net of any expense offset) do not exceed 1.00% of average daily net assets. If such limitation were not in effect, the expenses for the OCC Mid Cap Portfolio for the year ended December 31, 2001 would have been 1.15%.

(12)

For the year ended December 31, 2001, the investment adviser waived all investment advisory fees of all Funds other than Sun Capital Investment Grade Bond Fund(R), Sun Capital Money Market Fund(R), Sun Capital Real Estate Fund(R), SCSM Davis Venture Value Fund, SCSM Value Mid Cap Fund, SCSM Blue Chip Mid Cap Fund, and SCSM Select Equity Fund, for which the investment adviser waived a portion of its fees. Fee waivers and expense reimbursements for the Sun Capital Funds may be discontinued at any time. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years. If the Securities and Exchange Commission approves Sun Life's pending application for an order to substitute shares of the SCSM Alger Funds and SCSM Value Funds for shares of certain other mutual funds held by Sun Life separate accounts that issue variable annuities and variable life insurance, then the investment adviser may contractually limit the "Management Fees" and reimburse the "Other Fund Expenses" of the SCSM Alger Funds and SCSMValue Funds for a period of two years from the date of the substitution.

(13)	The management fee for each of the SCSM Davis Funds decreases to 0.70% as the daily net assets of each Fund exceed $500 million.

(14)	The management fee for each of the SCSM INVESCO Funds decreases to 1.00% as the daily net assets of the Funds exceed $750 million.

(15)	The management fee for each of the SCSM Neuberger Berman Funds decreases to 0.90% as the daily net assets of the Funds exceed $750 million.

(16)

The management fee for each of the SCSM Value Funds decreases to 0.75% as the daily net assets of each Fund exceed $400 million, and decreases to 0.70% as the daily net assets of each Fund exceed $800 million.

(17)

The management fees for each of the SCSM Blue Chip Mid Cap Fund, the SCSM Investors Foundation Fund, and the SCSM Select Equity Fund decreases to 0.75%, 0.70%, and 0.70% respectively, as the daily net assets of each Fund exceed $300 million.

(18)

Effective December 12, 2001, the names of the following funds were changed as follows: CS Warburg Pincus Emerging Market Portfolio changed to Credit Suisse Emerging Markets Portfolio; CS Warburg Pincus Global Post-Venture Capital Portfolio changed to Credit Suisse Global Post-Venture Capital Portfolio; CS Warburg Pincus International Equity Portfolio changed to Credit Suisse International Focus Portfolio; and CS Warburg Pincus Small Company Growth Portfolio changed to Credit Suisse Small Cap Growth Portfolio.

The investment adviser for the Credit Suisse Emerging Markets Portfolio and the Credit Suisse Post-Venture Capital Portfolio has voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. Fee waivers and expense reimbursements for these portfolios may be discontinued at any time.

EXAMPLES

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:

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	1 Year	3 Years	5 Years	10 Years
AIM V.I. Capital Appreciation Fund	$79	$112	$151	$271
AIM V.I. Growth Fund	80	113	153	274
AIM V.I. Core Equity Fund	79	112	150	268
AIM V.I. International Growth Fund	81	118	161	291
AIM V.I. Premier Equity Fund	79	112	151	271
Alger American Growth Portfolio	79	111	149	267
Alger American Income and Growth Portfolio	78	109	145	258
Alger American Small Capitalization Portfolio	80	114	154	278
Alliance VP Premier Growth Fund	84	125	172	314
Alliance VP Technology Fund	84	126	174	318
Alliance VP Growth and Income Fund	80	114	154	278
Alliance VP Worldwide Privatization Fund	83	122	168	306
Alliance VP Quasar Fund	83	122	168	306
Goldman Sachs VIT CORESM Large Cap Growth Fund	80	114	154	276
Goldman Sachs VIT CORESM Small Cap Equity Fund	81	117	158	286
Goldman Sachs VIT CORESM U.S. Equity Fund	79	111	149	267
Goldman Sachs VIT Internet Tollkeeper Fund	83	124	170	310
Goldman Sachs VIT Capital Growth Fund	81	117	158	286
Goldman Sachs VIT Growth and Income Fund	81	117	158	286
Goldman Sachs VIT International Equity Fund	84	127	175	320
INVESCO VIF Dynamics Fund	82	119	162	294
INVESCO VIF Small Company Growth Fund	83	124	170	310
JPMorgan International Opportunities Portfolio	83	122	168	306
JPMorgan Small Company Portfolio	82	121	165	301
JPMorgan U.S. Disciplined Equity Portfolio	79	112	151	271
Lord Abbett Series Fund Mid Cap Value	82	120	163	296
Lord Abbett Series Fund Growth and Income	81	116	157	283
Lord Abbett Series Fund International	84	127	175	320
Fidelity VIP Contrafund(R) Portfolio	80	115	155	280
Fidelity VIP Growth Portfolio	80	115	155	279
Fidelity VIP Overseas Portfolio	83	122	167	304
MFS/Sun Life Capital Appreciation Series	79	110	148	264
MFS/Sun Life Emerging Growth Series	79	110	147	262
MFS/Sun Life Government Securities Series	77	106	140	248
MFS/Sun Life High Yield Series	79	112	151	270
MFS/Sun Life Massachusetts Investors Growth Stock Series	79	112	150	268
MFS/Sun Life Massachusetts Investors Trust Series	77	105	139	246
MFS/Sun Life New Discovery Series	81	116	157	283
MFS/Sun Life Total Return Series	78	108	144	256
MFS/Sun Life Utilities Series	79	110	148	264
Rydex VT Nova Fund	85	129	180	329
Rydex VT OTC Fund	85	129	180	329
OCC Equity Portfolio	80	115	155	279
OCC Managed Portfolio	80	113	153	274
OCC Mid Cap Portfolio	81	117	158	286
OCC Small Cap Portfolio	80	114	154	276
SCSM Alger Growth Fund	80	114	154	276
SCSM Alger Income & Growth Fund	79	111	149	266
SCSM Alger Small Capitalization Fund	81	117	158	286
SCSM Davis Financial Fund	80	114	154	276
SCSM Davis Venture Value Fund	80	114	154	276
SCSM INVESCO Energy Fund	83	124	170	310
SCSM INVESCO Health Sciences Fund	83	124	170	310
SCSM INVESCO Technology Fund	83	124	170	310
SCSM INVESCO Telecommunications Fund	83	124	170	310
SCSM Neuberger Berman Mid Cap Growth Fund	82	120	163	296
SCSM Neuberger Berman Mid Cap Value Fund	82	120	163	296
SCSM Value Equity Fund	80	114	154	276
SCSM Value Managed Fund	80	114	154	276
SCSM Value Mid Cap Fund	81	117	158	286
SCSM Value Small Cap Fund	81	117	158	286
SCSM Blue Chip Mid Cap Fund	81	117	158	286
SCSM Investors Foundation Fund	80	114	154	276
SCSM Select Equity Fund	80	114	154	276
Sun CapitalSM All Cap Fund	80	114	154	276
Sun Capital Investment Grade Bond Fund(R)	78	110	146	261
Sun Capital Money Market Fund(R)	78	107	141	251
Sun Capital Real Estate Fund(R)	83	124	170	310
Credit Suisse Emerging Markets Portfolio	85	128	177	325
Credit Suisse Global Post-Venture Capital Portfolio	85	128	177	325
Credit Suisse International Focus Portfolio	84	125	173	315
Credit Suisse Small Cap Growth Portfolio	82	120	164	298


If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
AIM V.I. Capital Appreciation Fund	$24	$73	$126	$271
AIM V.I. Growth Fund	24	74	127	274
AIM V.I. Core Equity Fund	24	72	124	268
AIM V.I. International Growth Fund	26	79	136	291
AIM V.I. Premier Equity Fund	24	73	126	271
Alger American Growth Portfolio	23	72	124	267
Alger American Income and Growth Portfolio	23	69	119	258
Alger American Small Capitalization Portfolio	25	75	129	278
Alliance VP Premier Growth Fund	28	87	147	314
Alliance VP Technology Fund	29	88	149	318
Alliance VP Growth and Income Fund	25	75	129	278
Alliance VP Worldwide Privatization Fund	27	84	143	306
Alliance VP Quasar Fund	27	84	143	306
Goldman Sachs VIT CORESM Large Cap Growth Fund	24	75	128	276
Goldman Sachs VIT CORESM Small Cap Equity Fund	25	78	133	286
Goldman Sachs VIT CORESM U.S. Equity Fund	23	72	124	267
Goldman Sachs VIT Internet Tollkeeper Fund	28	85	145	310
Goldman Sachs VIT Capital Growth Fund	25	78	133	286
Goldman Sachs VIT Growth and Income Fund	25	78	133	286
Goldman Sachs VIT International Equity Fund	29	88	150	320
INVESCO VIF Dynamics Fund	26	80	137	294
INVESCO VIF Small Company Growth Fund	28	85	145	310
JPMorgan International Opportunities Portfolio	27	84	143	306
JPMorgan Small Company Portfolio	27	82	141	301
JPMorgan U.S. Disciplined Equity Portfolio	24	73	126	271
Lord Abbett Series Fund Mid Cap Value	26	81	138	296
Lord Abbett Series Fund Growth and Income	25	77	132	283
Lord Abbett Series Fund International	29	88	150	320
Fidelity VIP Contrafund(R) Portfolio	25	76	130	280
Fidelity VIP Growth Portfolio	25	76	130	279
Fidelity VIP Overseas Portfolio	27	83	142	304
MFS/Sun Life Capital Appreciation Series	23	71	122	264
MFS/Sun Life Emerging Growth Series	23	71	121	262
MFS/Sun Life Government Securities Series	22	66	114	248
MFS/Sun Life High Yield Series	24	73	125	270
MFS/Sun Life Massachusetts Investors Growth Stock Series	24	72	124	268
MFS/Sun Life Massachusetts Investors Trust Series	21	66	113	246
MFS/Sun Life New Discovery Series	25	77	132	283
MFS/Sun Life Total Return Series	22	69	118	256
MFS/Sun Life Utilities Series	23	71	122	264
Rydex VT Nova Fund	30	91	155	329
Rydex VT OTC Fund	30	91	155	329
OCC Equity Portfolio	25	76	130	279
OCC Managed Portfolio	24	74	127	274
OCC Mid Cap Portfolio	25	78	133	286
OCC Small Cap Portfolio	24	75	128	276
SCSM Alger Growth Fund	24	75	128	276
SCSM Alger Income & Growth Fund	23	72	123	266
SCSM Alger Small Capitalization Fund	25	78	133	286
SCSM Davis Financial Fund	24	75	128	276
SCSM Davis Venture Value Fund	24	75	128	276
SCSM INVESCO Energy Fund	28	85	145	310
SCSM INVESCO Health Sciences Fund	28	85	145	310
SCSM INVESCO Technology Fund	28	85	145	310
SCSM INVESCO Telecommunications Fund	28	85	145	310
SCSM Neuberger Berman Mid Cap Growth Fund	26	81	138	296
SCSM Neuberger Berman Mid Cap Value Fund	26	81	138	296
SCSM Value Equity Fund	24	75	128	276
SCSM Value Managed Fund	24	75	128	276
SCSM Value Mid Cap Fund	25	78	133	286
SCSM Value Small Cap Fund	25	78	133	286
SCSM Blue Chip Mid Cap Fund	25	78	133	286
SCSM Investors Foundation Fund	24	75	128	276
SCSM Select Equity Fund	24	75	128	276
Sun CapitalSM All Cap Fund	24	75	128	276
Sun Capital Investment Grade Bond Fund(R)	23	70	120	261
Sun Capital Money Market Fund(R)	22	67	115	251
Sun Capital Real Estate Fund(R)	28	85	145	310
Credit Suisse Emerging Markets Portfolio	29	90	153	325
Credit Suisse Global Post-Venture Capital Portfolio	29	90	153	325
Credit Suisse International Focus Portfolio	28	87	148	315
Credit Suisse Small Cap Growth Portfolio	27	81	139	298


The Examples should not be considered to be representations of past or future expenses, and actual expenses may be greater or lower than those shown. The Examples assume that all current waivers and reimbursements continue throughout all periods.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all those Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planing. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling 888-786-2435 or writing to Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

     The Funds currently available are:

AIM Variable Insurance Funds (advised by AIM Advisors, Inc.)

AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. Growth Fund seeks to achieve growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

AIM V.I. Core Equity Fund seeks to achieve growth of capital with a secondary objective of current income.

AIM V.I. International Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Premier Equity Fund seeks long-term growth of capital with a secondary objective of current income.

The Alger American Fund (advised by Fred Alger Management, Inc.)
Alger American Growth Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

Alger American Income & Growth Portfolio seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

Alliance Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

Alliance VP Premier Growth Portfolio seeks to achieve growth of capital by pursuing aggressive investment policies. It invests principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

Alliance VP Technology Portfolio seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.

Alliance VP Growth and Income Portfolio seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.

Alliance VP Worldwide Privatization Portfolio seeks long-term capital appreciation by investing primarily in securities of issuers that are undergoing or have undergone privatizations. The Portfolio seeks to take advantage of investment opportunities that are created by privatizations of state enterprises in both established and developing countries.

Alliance VP Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. It invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects.

Goldman Sachs Variable Insurance Trust ("VIT") (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, GSAMI).

Goldman Sachs VIT CORESM Large Cap Growth Fund seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investment in large cap U.S. issuers, including foreign issuers that are traded in the United States. Dividend income is a secondary consideration.

Goldman Sachs VIT CORESM Small Cap Equity Fund seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in small cap U.S. issuers within the range of market capitalization of companies constituting the Russell 2000 Index at the time of investment.

Goldman Sachs VIT CORESM U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy.

Goldman Sachs VIT Internet Tollkeeper Fund seeks long-term growth of capital by investing in equity investments in companies the adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content, and services to Internet companies and customers.

Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity investments considered by the adviser to have long-term capital appreciation potential.

Goldman Sachs VIT Growth and Income Fund seeks long-term growth of capital and growth of income by investing in equity investments considered by the adviser to have favorable prospects for capital appreciation and/or dividend paying ability.

Goldman Sachs VIT International Equity Fund seeks long-term capital appreciation by investing in a diversified portfolio of equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

INVESCO Variable Investment Funds, Inc. (advised by INVESCO Funds Group, Inc.)

INVESCO VIF - Dynamics Fund seeks to achieve growth of capital by normally investing at least 65% of its assets in common stocks of mid-sized companies with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

INVESCO VIF - Small Company Growth Fund seeks to achieve growth of capital by normally investing at least 65% (80% as of July 31, 2002) of its assets in equity securities of companies with market capitalizations of $2.5 billion or below at the time of purchase.

J.P. Morgan Series Trust II (advised by J.P. Morgan Investment Management Inc.)
JPMorgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies.

JPMorgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks.

JPMorgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio of selected equity securities.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co.)
Mid Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Growth and Income Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

International Portfolio seeks long-term capital appreciation.

Fidelity Variable Insurance Products Funds (Advised by Fidelity Management & Research Company. Fidelity. Contrafund(R) is a registered trademark of FMR Corp.)
VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies whose stocks it believes are undervalued by the market.

VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks with above-average growth potential.

VIP Overseas Portfolio seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, an affiliate of the Company)
Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Emerging Growth Series will seek long-term growth of capital.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income.

Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

New Discovery Series will seek capital appreciation.

Total Return Series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

Rydex Variable Trust (advised by Rydex Funds, Inc.)
Rydex VT Nova Fund seeks to provide investment results that correspond to 150% of the daily performance of the S&P 500 Index.

Rydex VT OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index.

OCC Accumulation Trust (advised by OpCap Advisors)
Equity Portfolio seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

Managed Portfolio seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, fixed income securities and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.

Mid Cap Portfolio seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $8 billion.

Small Cap Portfolio seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Fred Alger Management, Inc., serves as subadviser to the SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund, and SCSM Alger Small Capitalization Fund; Davis Select Advisors serves as investment subadviser to SCSM Davis Financial Fund and SCSM Davis Venture Value Fund; INVESCO Funds Group, Inc. serves as investment subadviser to the SCSM INVESCO Energy Fund, SCSM INVESCO Health Sciences Fund, SCSM INVESCO Technology Fund and SCSM INVESCO Telecommunications Fund; Neuberger Berman Management, Inc. serves as subadviser to SCSM Neuberger Berman Mid Cap Growth Fund and SCSM Neuberger Berman Mid Cap Value Fund; OpCap Advisors serves as investment subadviser to SCSM Value Equity Fund, SCSM Value Managed Fund, SCSM Value Mid Cap Fund, and SCSM Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund, SCSM Investors Foundation Fund and SCSM Select Equity Fund.)
SCSM Alger Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. large capitalization companies.

SCSM Alger Income & Growth Fund primarily seeks a high level of dividend income and secondarily seeks capital appreciation by investing primarily in dividend paying equity securities.

SCSM Alger Small Capitalization Fund seeks long-term capital appreciation by investing primarily in U. S. companies with market capitalizations within the range represented by the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

SCSM Davis Financial Fund seeks growth of capital by investing primarily in the common stock of financial services companies.

SCSM Davis Venture Value Fund seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.

SCSM INVESCO Energy Fund seeks growth by investing primarily in the equity securities of companies doing business in the energy sector.

SCSM INVESCO Health Sciences Fund seeks growth by investing primarily in the equity securities of companies doing business in the health sciences sector.

SCSM INVESCO Technology Fund seeks growth by investing primarily in the equity securities of companies doing business in the technology sector.

SCSM INVESCO Telecommunications Fund primarily seeks growth and, secondarily, seeks income by investing primarily in the equity securities of companies doing business in the telecommunications sector.

SCSM Neuberger Berman Mid Cap Growth Fund seeks growth of capital by investing primarily in equity securities of companies with market capitalizations within the range represented by the Russell Midcap Index at the time of purchase. The fund's subadviser targets already successful companies that could be even more so.

SCSM Neuberger Berman Mid Cap Value Fund seeks growth of capital by investing primarily in equity securities of companies with market capitalizations within the range represented by the Russell Midcap Index at the time of purchase. The fund's subadviser looks for well-managed companies whose stock prices are undervalued.

SCSM Value Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.

SCSM Value Managed Fund seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

SCSM Value Mid Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

SCSM Value Small Cap Fund seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.

SCSM Investors Foundation Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

SCSM Select Equity Fund seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

Sun CapitalSM All Cap Fund seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

Sun Capital Investment Grade Bond Fund(R) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds.)

Sun Capital Money Market Fund(R) seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.

Sun Capital Real Estate Fund(R) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

Credit Suisse Trust (advised by Credit Suisse Asset Management, LLC ("CSAM"); Abbott Capital Management, LLC serves as sub-investment advisor to the Credit Suisse Global Post-Venture Capital Portfolio with respect to the Portfolio's investments in private equity portfolios.
Credit Suisse Emerging Markets Portfolio seeks long-term growth of capital by investing in equity securities of companies conducting a majority of their business in emerging markets.

Credit Suisse Global Post-Venture Capital Portfolio seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.

Credit Suisse International Focus Portfolio seeks long-term capital appreciation by investing in equity securities of companies conducting a majority of their business outside the U.S.

Credit Suisse Small Cap Growth Portfolio seeks capital growth by investing in equity securities of small U.S. growth companies.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds which are paid from Fund assets and reflected in the fee table.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio managers(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period for a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that, if you own a Contract issued in the State of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Period.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges - Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewlas into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. Each new allocation to a Guarantee Period must be at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
1)	written notice electing a different Guarantee Period from among those we then offer, or

2)	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the Money Market Sub-Account.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
o	You may not make more than 12 transfers in any Account Year;
o	The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;
o	Your Account Value remaining in a Sub-Account must be at least $1,000;
o	The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;
o	At least 30 days must elapse between transfers to and from Guarantee Periods;
o	Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Fund;
The total number of Sub-Accounts and Guarantee Periods within an Account may not exceed 18 over the lifetime of the Contract; and
o	We impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occuring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Market Timers

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment advisor, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Optional Programs

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options, as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

     Systematic Withdrawal Program

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Withdrawals under the Systematic Withdrawal Program are subject to surrender charges. They may also be included in income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing this option.

You may change or stop the Systematic Withdrawal Program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

If you request a partial withdrawal we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
o	When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;
o	When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and
o	When an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations - Tax-Sheltered Annuities."

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value - which we call the "free withdrawal amount" - before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:
o	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus
o

$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

o	$10,000, which is the amount of all Old Payments that you have not previously withdrawn

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in "Free Withdrawal Amount" above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix C.

     Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if (a) at least one year has passed since we issued your Contract and (b) you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state. An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

Effective October 8, 1999, no Market Value Adjustment applies to Futurity II Annuity Contracts issued in the state of California on or after that date. For Contracts issued elsewhere, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with. interest credited on that allocation. However, we do not apply the adjustment to the amount of interest .credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the

Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ -1

where:

I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N is the number of complete months remaining in your Guarantee Period; and

b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix C.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the state of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

(1)	your Account has been allocated only to the Fixed Account during the applicable Account Year; or
(2)	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or, the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

1.	Your Account Value for the Valuation Period during which the Death Benefit Date occurs;
2.	The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;
3.

Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

4.

Your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date; and

5.

Your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under "Amount of Death Benefit," will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5), any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase - Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us, at our Annuity Mailing Address, a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (See "The Income Phase - Annuity Provisions.")

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply upon the death or removal of any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	An original certified copy of an official death certificate;
o	An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
o	Any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
o	The earliest possible Annuity Commencement Date is the first day of the second month. following your Contract Date.
o

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

o	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:
o	We must receive your notice at least 30 days before the current Annuity Commencement Date.
o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.
o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.
o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see "Contract Charges - Account Fee").

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions - Modification").

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee - that is the Annuitant or Beneficiary entitled to receive benefits - is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares forwhich we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it. However, if applicable state law requires we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. . Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.Distributions and Withdrawals from Non-Qualified Contracts

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments~~.~~ may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances~~.~~ If you receive an eligible rollover distribution from a Qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over some or all of that distribution to another eligible plan, the portion of such distribution that is rolled over will not be includible in your income. However, any eligible rollover distribution will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover.
o	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

o	Any required minimum distribution, or

o	Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Accounts

Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

     Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.46% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." We began offering the Contract in December 1998. During 1999, 2000, and 2001, approximately $290,937, $245,976, and $112,848, respectively, was paid to and retained by Clarendon in connection with distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the variable options. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

Average Annual Total Return measures the net income of the variable option and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period since we started offering Futurity products or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Fund for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Fund between the first and last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds. Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Sun Capital Money Market Fund Sub-Account), expressed as a percentage of the value of the variable options Accumulation Units. Yield is an annualized figure, which means that we assume that the variable options generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Sun Capital Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Sun Capital Money Market Fund Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Fitch. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1934 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

ACCOUNTANTS

The financial statements of the Variable Account for the year ended December 31, 2001 included in the Statement of Additional Information and the financial statements of the Company for the years ended December 31, 2001, 2000 and 1999 included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing therein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2001 are also included in the Statement of Additional Information.

Table of Contents of Statement of Additional Information

Calculation of Performance Data

Advertising and Sales Literature

Calculations

Example of Variable Accumulation Unit Value Calculation

Example of Variable Annuity Unit Calculation

Example of Variable Annuity Payment Calculation

Distribution of the Contracts

Designation and Change of Beneficiary

Custodian

Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that aprospective purchaser should know before investing. Additional information about the Contracts andthe Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2002 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.
To:	Sun Life Assurance Company of Canada (U.S.)
c/o Retirement Products and Services
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Please send me a Statement of Additional Information for
Futurity II Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name           _____________________________________________

Address       ______________________________________________

City             ____________________ State_____ Zip

Telephone

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE:  The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of your Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the

Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERIES FUND: MFS/Sun Life Series Trust.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Contract Specifications page or Certificate Specifications page and may change them, as we describe in this Prospectus.

APPENDIX B

Condensed Financial Information - Accumulation Unit Values

The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

AIM V.I. Capital Appreciation Fund	$14.1533	10.7052	971,025	2001
	$16.1116	$14.1533	1,012,264	2000
	11.2991	16.1116	299,649	1999
	10.0000	11.2991	100	1998

AIM V.I. Growth Fund	11.8439	7.7202	1,723,304	2001
	15.1070	11.8439	2,364,773	2000
	11.3293	15.1070	997,502	1999
	10.0000	11.3293	1,049	1998

AIM V.I. Growth and Income Fund	12.3404	9.3884	2,064,005	2001
	14.6474	12.3404	2,523,813	2000
	11.0655	14.6474	1,312,444	1999
	10.0000	11.0655	1,704	1998

AIM V.I. International Equity Fund	11.7102	8.8282	1,750,456	2001
	16.1369	11.7102	2,182,559	2000
	10.5553	16.1369	659,564	1999
	10.0000	10.5553	2,553	1998

AIM V.I. Value Fund	10.0000	8.8495	7,640	2001

Alger American Growth Portfolio	12.4108	10.7902	2,652,347	2001
	14.7688	12.4108	3,285,605	2000
	11.1993	14.7688	1,620,151	1999
	10.0000	11.1993	2,044	1998

Alger American Income and Growth Portfolio	15.0789	12.7372	1,488,827	2001
	15.4887	15.0789	1,689,012	2000
	11.0273	15.4887	755,933	1999
	10.0000	11.0273	1,785	1998

Alger American Small Capitalization Portfolio	11.5319	8.0139	591,126	2001
	16.0647	11.5319	609,369	2000
	11.3603	16.0647	221,946	1999
	10.0000	11.3603	100	1998

Alliance VP Premier Growth Fund	10.0000	8.5520	23,683	2001

Alliance VP Technology Fund	10.0000	-	6,363	2001

Alliance VP Growth and Income Fund	10.0000	9.2586	261,464	2001

Alliance VP Worldwide Privatization Fund	10.0000	8.5446	271	2001

Alliance VP Quasar Fund	10.0000	9.4039	106,292	2001

Credit Suisse International Emerging Markets Fund	12.6672	11.2837	89,091	2001
	18.7689	12.6672	133,103	2000
	10.4931	18.7689	67,177	1999
	10.0000	10.4931	100	1998

Credit Suisse International Equity Fund	11.4643	8.7850	67,000	2001
	15.6899	11.4643	89,465	2000
	10.3709	15.6899	29,939	1999
	10.0000	10.3709	100	1998

Credit Suisse Global Post-Venture Capital Fund	14.5020	10.2032	37,955	2001
	18.1439	14.5020	40,978	2000
	11.2546	18.1439	22,526	1999
	10.0000	11.2546	100	1998

Credit Suisse Small Company Growth Fund	14.9354	12.3675	178,034	2001
	18.4977	14.9354	160,078	2000
	11.0954	18.4977	79,878	1999
	10.0000	11.0954	100	1998

Fidelity VIP Contrafund Portfolio	10.0000	9.4614	10,955	2001

Fidelity VIP Overseas Portfolio	10.0000	8.0424	761,375	2001

Fidelity VIP Growth Portfolio	10.0000	8.6775	1,060,472	2001

Goldman Sachs VIT CORESM Large Cap Growth Fund	11.2359	8.7775	913,559	2001
	14.6991	11.2359	1,103,943	2000
	11.0085	14.6991	610,853	1999
	10.0000	11.0085	786	1998

Goldman Sachs VIT CORESM Small Cap Equity Fund	12.6369	13.0232	190,152	2001
	12.5954	12.6369	196,193	2000
	10.8679	12.5954	71,821	1999
	10.0000	10.8679	100	1998

Goldman Sachs VIT CORESM U.S. Equity Fund	11.8371	10.2766	780,565	2001
	13.2821	11.8371	948,020	2000
	10.8370	13.2821	714,634	1999
	10.0000	10.8370	2,341	1998

Goldman Sachs VIT Growth and Income Fund	10.1238	9.0492	268,295	2001
	10.7721	10.1238	312,510	2000
	10.3642	10.7721	202,285	1999
	10.0000	10.3642	100	1998

Goldman Sachs VIT International Equity Fund	11.7963	9.0410	314,943	2001
	13.7806	11.7963	363,268	2000
	10.5999	13.7806	119,879	1999
	10.0000	10.5999	578	1998

Goldman Sachs VIT Internet Tollkeeper Fund	10.0000	7.2056	175	2001

Goldman Sachs VIT Capital Growth Fund	10.0000	8.8162	1,822	2001

INVESCO VIF Dynamics Fund	10.0000	8.0662	4,782	2001

INVESCO VIF Small Company Growth Fund	10.0000	8.8373	2,037	2001

J.P. Morgan International Opportunities Portfolio	11.7482	9.3656	269,728	2001
	14.1565	11.7482	369,882	2000
	10.5058	14.1565	118,543	1999
	10.0000	10.5058	100	1998

J.P. Morgan Small Company Portfolio	13.5120	12.2521	174,787	2001
	15.4528	13.5120	204,338	2000
	10.8537	15.4528	57,635	1999
	10.0000	10.8537	100	1998

J.P. Morgan U.S. Disciplined Equity Portfolio	10.9897	9.5446	855,975	2001
	12.5201	10.9897	1,023,702	2000
	10.7114	12.5201	625,004	1999
	10.0000	10.7114	474	1998

Lord Abbett Series Fund Growth and Income Portfolio	13.9246	12.8063	2,706,650	2001
	12.1973	13.9246	1,808,298	2000
	10.5917	12.1973	982,146	1999
	10.0000	10.5917	1,763	1998

Lord Abbett Series Fund Mid Cap Value	10.0000	516,528	10.3719	2001

MFS/Sun Life Capital Appreciation Series	12.7064	9.3559	891,436	2001
	14.5469	12.7064	1,155,804	2000
	11.1244	14.5469	500,296	1999
	10.0000	11.1244	2,367	1998

MFS/Sun Life Emerging Growth Series	15.5898	10.0550	1,764,833	2001
	19.5404	15.5898	2,187,292	2000
	11.2723	19.5404	804,467	1999
	10.0000	11.2723	3,662	1998

MFS/Sun Life Government Securities Series	10.6482	11.2806	1,475,424	2001
	9.6303	10.6482	1,227,270	2000
	9.9595	9.6303	807,566	1999
	10.0000	9.9595	1,027	1998

MFS/Sun Life High Yield Series	9.6747	9.7058	1,367,270	2001
	10.5249	9.6747	1,315,170	2000
	9.9916	10.5249	554,000	1999
	10.0000	9.9916	729	1998

MFS/Sun Life Massachusetts Investors Growth Stock Series	11.8375	8.7652	1,704,508	2001
	12.7880	11.8375	1,995,550	2000
	10.0000	12.7880	554,180	1999

MFS/Sun Life Massachusetts Investors Trust Series	10.1975	8.4723	1,491,783	2001
	10.3311	10.1975	1,675,934	2000
	10.0000	10.3311	629,184	1999

MFS/Sun Life New Discovery Series	15.6390	14.6303	608,129	2001
	15.7992	15.6390	671,408	2000
	10.0000	15.7992	99,212	1999

MFS/Sun Life Total Return Series	11.2309	11.1294	1,120,957	2001
	9.7515	11.2309	695,493	2000
	10.0000	9.7515	211,045	1999

MFS/Sun Life Utilities Series	14.3854	10.7347	1,349,145	2001
	13.6365	14.3854	1,524,307	2000
	10.5369	13.6365	552,461	1999
	10.0000	10.5369	821	1998

OCC Equity Portfolio	11.5916	10.6264	479,567	2001
	10.6953	11.5916	1,389,035	2000
	10.5784	10.6953	388,617	1999
	10.0000	10.5784	1,517	1998

OCC Managed Portfolio	11.7996	11.0623	254,421	2001
	10.9043	11.7996	275,375	2000
	10.5329	10.9043	196,817	1999
	10.0000	10.5329	100	1998

OCC Mid Cap Portfolio	15.8056	16.6051	371,011	2001
	12.7334	15.8056	398,444	2000
	10.6171	12.7334	108,852	1999
	10.0000	10.6171	150	1998

OCC Small Cap Portfolio	14.2449	15.2143	181,826	2001
	10.0200	14.2449	477,890	2000
	10.3520	10.0200	88,598	1999
	10.0000	10.3520	100	1998

Rydex VT Nova Fund Portfolio	10.0000	8.2618	1,253	2001

Rydex VT OTC Fund Portfolio	10.0000	7.9375	1,213	2001

SCSM Blue Chip Mid Cap Fund	15.3237	14.6149	644,981	2001
	12.4368	15.3237	840,530	2000
	10.0000	12.4368	217,115	1999

Sun Capital Investment Grade Bond FundSM	10.6022	11.2097	1,860,679	2001
	9.7835	10.6022	1,552,524	2000
	9.9809	9.7835	768,145	1999
	10.0000	9.9809	1,806	1998

SCSM Investors Foundation Fund	10.9954	10.1949	139,813	2000
	10.0000	10.9954	43,869	1999

Sun Capital Money Market FundSM	10.7901	11.0202	2,302,744	2001
	10.3353	10.7901	1,359,991	2000
	10.0143	10.3353	699,550	1999
	10.0000	10.0143	200	1998

Sun Capital Real Estate FundSM	12.3623	13.7193	372,457	2001
	9.5549	12.3623	372,502	2000
	10.0837	9.5549	131,848	1999
	10.0000	10.0837	705	1998

SCSM Select Equity Fund	11.0466	9.1216	178,981	2001
	12.4016	11.0466	339,267	2000
	10.0000	12.4016	96,820	1999

SCSM Investors Foundation Fund	10.0000	9.2544	113,442	2001

SCSM Davis Venture Value Fund	9.7933	8.6311	169,936	2001
	10.0000	9.7933	46,250	2000

SCSM Davis Financial Fund	11.2658	10.3750	63,603	2001
	10.0000	11.2658	61,506	2000

SCSM Value Equity Fund	10.0000	9.1363	39,844	2001

SCSM Value Mid Cap Fund	10.0000	10.3043	41,353	2001

SCSM Value Small Cap Fund	10.0000	10.7165	391,359	2001

SCSM Value Managed Fund	10.0000	9.1340	20,663	2001

SCSM INVESCO Technology Fund	10.0000	7.0852	1,418	2001

SCSM INVESCO Telecommunications Fund	10.0000	5.5130	901	2001

SCSM INVESCO Health Science Fund	10.0000	10.1419	73,312	2001

SCSM INVESCO Energy Fund	10.0000	8.5014	7,627	2001

SCSM Neuberger Berman Mid Cap Value Fund	10.0000	9.8024	18,174	2001

SCSM Neuberger Berman Mid Cap Growth Fund	10.0000	8.6664	55,909	2001

APPENDIX C

Withdrawals, Withdrawal Charges and the Market Value Adjustment

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	0	0.00%	0
(a)

The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last seven Account Years ("New Payments")); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years ("Old Payments") not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)

In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)

In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)

In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.
	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$ 64,000	$ 9,000	$ 20,000	$ 0	4.00%	$ 0
(b)	$ 56,000	$ 12,000	$ 11,000	$ 1,000	4.00%	$ 40
(c)	$ 40,000	$ 15,000	$ 0	$ 15,000	4.00%	$600
(a)

In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)

Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)

The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

1)	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is two years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Account Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	=	[(1 + I) / (1 + J + b)] ^ (N/12) -1
	=	[(1 + .06) / (1 + .08)] ^ (24/12) -1
	=	(.981 ^ 2) -1
	=	.963 -1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x ( - .037) = - $415.73

- $415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x

( - .037) = - $49.06. - $49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	=	[(1 + I) / (1 + J + b)] ^ (N/12) -1
	=	[(1 + .06) / (1 + .05)] ^ (24/12) -1
	=	(1.010 ^ 2) -1
	=	1.019 -1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

c/o Retirement Products and Services

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

Telephone:

Toll Free (888) 786-2435

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Auditors

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116